AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 6, 1999
                                                   REGISTRATION NO. 333-40049



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933
                            ------------------------

                          COSTCO WHOLESALE CORPORATION
             (Exact name of registrant as specified in its charter)



                   WASHINGTON                    91-1223280
            (State of incorporation)          (I.R.S. Employer
                                               Identification Number)


                                 999 LAKE DRIVE
                           ISSAQUAH, WASHINGTON 98027
                                 (425) 313-8100
          (Address, including zip code, and telephone number, including area code, of registrant's principal executive officer)

                                 RICHARD J. OLIN
                                 VICE PRESIDENT
                          COSTCO WHOLESALE CORPORATION
                                 999 LAKE DRIVE
                           ISSAQUAH, WASHINGTON 98027
                                 (425) 313-8100

  Name, address, including zip code, and telephone number, including area code, of agent for service)
                         ------------------------------

                                   COPIES TO:

                                 GAIL J. GORDON
                         FOSTER PEPPER & SHEFELMAN PLLC
                          1111 THIRD AVENUE, SUITE 3400
                            SEATTLE, WASHINGTON 98101
                                 (206) 447-4400

     The Registrant hereby removes from registration any unsold Notes and any unsold Shares that were registered for reoffer and resale by Selling Securityholders of the Registrant pursuant to the Propectus contained in this Registration Statement.

                                   SIGNATURES

     THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Issaquah, State of Washington on December 2, 1999.



                                   COSTCO WHOLESALE CORPORATION

                                   By:      /s/ Richard A. Galanti
                                      ----------------------------------------
                                                Richard A. Galanti
                                      EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL
                                               OFFICER AND DIRECTOR

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities indicated on December 2, 1999.


            *
------------------------------      Chairman of the Board of
      Jeffrey H. Brotman              Directors

                                    President, Chief Executive
            *                         Officer and Director
------------------------------        (Principal Executive
       James D. Sinegal               Officer)

                                    Sr. Executive Vice President,
                                      Chief Operating
            *                         Officer-Merchandising,
------------------------------        Distribution, Construction and
     Richard D. DiCerchio             Marketing and Director


                                    Executive Vice President,
            *                         Chief Financial Officer
------------------------------        and Director (Principal
      Richard A. Galanti              Financial Officer)

            *                       Senior Vice President and
------------------------------        Controller (Principal
      David S. Petterson              Accounting Officer)

------------------------------      Director
    Benjamin S. Carson, Sr.


            *
------------------------------      Director
      Hamilton E. James

            *
------------------------------      Director
     Richard M. Libenson

            *
------------------------------      Director
      John W. Meisenbach

            *
------------------------------      Director
      Charles T. Munger

            *
------------------------------      Director
    Frederick O. Paulsell


------------------------------      Director
     Jill S. Ruckelshaus


*By:     /s/ Richard J. Olin
  -------------------------------------
      Richard J. Olin
      Attorney-in-Fact